DWS Conservative Allocation VIP
DWS Moderate Allocation VIP
DWS Growth Allocation VIP


Supplement to the currently effective Statement of Additional Information ("SAI") for the above-listed portfolios.

DWS RREEF Real Estate Securities Fund is an Underlying DWS Fund in which each portfolio may invest. The following information supplements information contained in "The Underlying DWS Funds" section of the portfolios' SAI:


DWS RREEF Real Estate Securities Fund. The fund's investment objective is long-term capital appreciation and current income. The fund invests primarily in real estate securities. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts ("REITs") and real estate companies. A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate. The fund's equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks.



               Please Retain This Supplement for Future Reference



July 31, 2008